Exhibit 10.44

SIXTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT
AND AGREEMENT TO ENTER INTO GROUND LEASE

THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND AGREEMENT TO ENTER INTO GROUND LEASE (“Amendment”) is made and entered into as of the 27th day of August, 2010, by and among DOUGLAS E. RABE, AS SUCCESSOR TRUSTEE PURSUANT TO THE FMC LAND TRUST AGREEMENT NUMBER 1001, AND NOT INDIVIDUALLY (“FMC Seller”), TENET HIALEAH HEALTHSYSTEM, INC., a Florida corporation (“Hialeah Seller”), TENET HEALTHSYSTEM NORTH SHORE, INC., a Florida corporation (“North Shore Seller”), LIFEMARK HOSPITALS, INC., a Delaware corporation (“Palmetto Seller”), TENET GOOD SAMARITAN, INC., a Florida corporation (“Samaritan Seller”), and TENET ST. MARY’S INC., a Florida corporation (“St. Mary’s Seller”) (collectively called “Seller”), and APPLEFIELD WAXMAN CAPITAL, INC., a Florida corporation (“Buyer”).

R E C I T A L S:

A.                                   Seller and Buyer entered into that certain Purchase and Sale Agreement and Agreement to Enter into Ground Lease with an effective date of May 27, 2010 (the “Original Agreement”), pursuant to which Buyer agreed to acquire and Seller agreed to sell certain real property located in Fort Lauderdale, Hialeah, Miami and West Palm Beach, Florida, as amended by that certain Amendment to Purchase and Sale Agreement and Agreement to Enter into Ground Lease dated June 25, 2010 (the “First Amendment”), that certain Second Amendment to Purchase and Sale Agreement and Agreement to Enter into Ground Lease dated July 19, 2010 (the “Second Amendment”), that certain Third Amendment to Purchase and Sale Agreement and Agreement to Enter into Ground Lease dated July 28, 2010 (the “Third Amendment”), that certain Fourth Amendment to Purchase and Sale Agreement and Agreement to Enter into Ground Lease dated August 4, 2010 (the “Fourth Amendment”), and that certain Fifth Amendment to Purchase and Sale Agreement and Agreement to Enter into Ground Lease dated August 12, 2010 (the “Fifth Amendment”) (the Original Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Firth Amendment, are collectively referred to as the “Agreement”).

B.                                     Seller and Buyer desire to amend the Agreement upon the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the terms, conditions and covenants contained in the Agreement and in this Amendment, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

1.                                       Recitals Incorporated; Certain Defined Terms. The foregoing recitals are true and correct. Unless otherwise defined herein, capitalized terms herein shall have the same meaning as ascribed to them in the Agreement.

2.                                       Closing Date.   The Closing Date, as defined in Section 1.3 of the Agreement, is hereby extended to be October 8, 2010. As a condition to the effectiveness of such extension of the Closing Date, Buyer shall deposit the additional sum of Five Hundred Thousand Dollar ($500,000.00) in immediately available funds by wire transfer (the “Extension Deposit”) to the Escrow Holder on or before 2:00 p.m. Dallas, Texas time on September 1, 2010 (the “Deposit Deadline”). Upon payment of the Extension Deposit, the Extension Deposit shall become part of the Deposit, as defined in Section 1.7 of the Agreement. The failure of Buyer to deliver the Extension Deposit to the Escrow Agent by the Deposit Deadline shall constitute a default under the Agreement.

3.                                       Contingency for Finalizing Forms of Certain Closing Documents, Parking.   Buyer and Seller acknowledge and agree that Section 4 of the Fifth Amendment is hereby revised to delete the phrase “within fifteen (15) days after the date of this Amendment” and substitute therefor the phrase “on or before September 2, 2010.”

4.                                       Closing Extension.   Section 5 of the Fifth Amendment is hereby deleted in its entirety.

5.                                       Full Force and Effect.   This Amendment is a part of the Agreement; provided, however, that in the event that there are any inconsistencies between the terms and provisions of this Amendment and the remaining portions of the Agreement, the terms and provisions of this Amendment shall govern, control and prevail. In all other respects, the Agreement shall be unchanged and shall remain in full force and effect. As an inducement to enter into this Amendment, Seller and Buyer each represent and warrant to the other, as applicable (i) that the execution and delivery of this Amendment has been fully authorized by all necessary action, (ii) that the person signing this Amendment has the requisite authority to do so and the authority and power to bind the party on whose behalf they have signed, and (iii) that to the best of their knowledge and belief, neither party is in default under the Agreement as of the date of this Amendment, and this Amendment is valid, binding and legally enforceable in accordance with its terms.

6.                                       Counterparts.   This Amendment may be executed in any number of identical counterparts, any or all of which may contained the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument. This Amendment may be executed by facsimile or “.pdf” signatures and a facsimile or “.pdf” of a signature shall have the same legal effect as an originally drawn signature.

7.                                       Binding Effect; Entire Agreement; Governing Law.   This Amendment is binding upon and inures to the benefit of the successor and permitted assigns of the parties. The Agreement as amended by this Amendment embodies the complete agreement between the parties with respect to the subject matter hereof. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida.

8.                                       Miscellaneous.   The captions appearing in this Amendment are for convenience only and no way define, limit, construe or describe the scope or intent of any section or paragraph. This Amendment shall not be construed more or less favorably with respect to either party as a consequence of the Amendment or various provisions hereof have been drafted by one of the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day, month and year first written above.

SELLER:

/s/ DOUGLAS E. RABE
DOUGLAS E. RABE, AS SUCCESSOR
TRUSTEE PURSUANT TO THE FMC
LAND TRUST AGREEMENT NO. 1001

TENET HIALEAH HEALTHSYSTEM, INC., a Florida corporation

By:	/s/ Nicholas R. Bonrepos
Name:	Nicholas R. Bonrepos
Title:	Authorized Signatory

TENET HEALTHSYSTEM NORTH SHORE, INC., a Florida corporation

By:	/s/ Nicholas R. Bonrepos
Name:	Nicholas R. Bonrepos
Title:	Authorized Signatory

LIFEMARK HOSPITALS, INC., a Delaware corporation

By:	/s/ Nicholas R. Bonrepos
Name:	Nicholas R. Bonrepos
Title:	Authorized Signatory

TENET GOOD SAMARITAN, INC., a Florida corporation

By:	/s/ Nicholas R. Bonrepos
Name:	Nicholas R. Bonrepos
Title:	Authorized Signatory

TENET ST. MARY’S INC., a Florida corporation

By:	/s/ Nicholas R. Bonrepos
Name:	Nicholas R. Bonrepos
Title:	Authorized Signatory

BUYER:

APPLEFIELD WAXMAN CAPITAL, INC., a Florida corporation

By:	[ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	President